POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Jason Orlandi and Alison Ryan, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•	Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330, 333-185331, 333-212626, 333-236928, 333-240071, 333-250191, 333-261004, 333-263417, 333-265389 and 333-283966.

•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-138906, 333-62446 and 333-153085.

•	New Registration Statements issued by Pacific Life & Annuity Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	February 28, 2025	/s/ Darryl D. Button
Darryl D. Button

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Jason Orlandi and Alison Ryan, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•	Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330, 333-185331, 333-212626, 333-236928, 333-240071, 333-250191, 333-261004, 333-263417, 333-265389, and 333-283966.

•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-138906, 333-62446 and 333-153085.

•	New Registration Statements issued by Pacific Life & Annuity Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	February 28, 2025	/s/ Vibhu R. Sharma
Vibhu R. Sharma

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Alison Ryan, individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•	Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330, 333-185331, 333-212626, 333-236928, 333-240071, 333-250191, 333-261004, 333-263417, 333-265389 and 333-283966.

•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-138906, 333-62446 and 333-153085.

•	New Registration Statements issued by Pacific Life & Annuity Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	February 28, 2025	/s/ Jason Orlandi
Jason Orlandi

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Jason Orlandi and Alison Ryan, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•	Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330, 333-185331, 333-212626, 333-236928, 333-240071, 333-250191, 333-261004, 333-263417, 333-265389 and 333-283966.

•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-138906, 333-62446 and 333-153085.

•	New Registration Statements issued by Pacific Life & Annuity Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	February 28, 2025	/s/ Starla C. Yamauchi
Starla C. Yamauchi

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Jason Orlandi and Alison Ryan, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•	Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330, 333-185331, 333-212626, 333-236928, 333-240071, 333-250191, 333-261004, 333-263417, 333-265389 and 333-283966.

•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-138906, 333-62446 and 333-153085.

•	New Registration Statements issued by Pacific Life & Annuity Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	February 28, 2025	/s/ Carol J. Krosky
Carol J. Krosky

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Jason Orlandi and Alison Ryan, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•	Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330, 333-185331, 333-212626, 333-236928, 333-240071, 333-250191, 333-261004, 333-263417, 333-265389 and 333-283966.

•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-138906, 333-62446 and 333-153085.

•	New Registration Statements issued by Pacific Life & Annuity Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	March 7, 2025	/s/ Dawn M. Behnke
Dawn M. Behnke

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned officer and/or director of Pacific Life & Annuity Company (“Company”) constitutes and appoints Jason Orlandi and Alison Ryan, each individually as his/her true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for his/her name, place, and stead, in any and all capacities, to sign and file on behalf of the Company and/or any of its Separate Accounts, any and all Registration Statements, amendments, supplements and/or exhibits thereto, and any other instruments necessary or desirable in connection therewith, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and/or the Investment Company Act of 1940, as amended, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his/her substitute or substituted, may lawfully do or cause to be done by virtue hereof:

•	Registration Statements under Separate Account A of Pacific Life & Annuity Company (811-09203): 333-71081, 333-100907, 333-122914, 333-107571, 333-136598, 333-140986, 333-141136, 333-145824, 333-148891, 333-160131, 333-160773, 333-161000, 333-168027, 333-168285, 333-175280, 333-178742, 333-184972, 333-185329, 333-185330, 333-185331, 333-212626, 333-236928, 333-240071, 333-250191, 333-261004, 333-263417, 333-265389 and 333-283966.

•	Registration Statements under the Pacific Select Exec Separate Account of Pacific Life & Annuity Company (811-09389): 333-80825, 333-106721, 333-138906, 333-62446 and 333-153085.

•	New Registration Statements issued by Pacific Life & Annuity Company, to be filed with the SEC.

This Power of Attorney is intended to supersede any and all prior Powers of Attorney in connection with the above mentioned acts, and remains in effect until revoked or revised.

Dated:	February 28, 2025	/s/ Craig W. Leslie
Craig W. Leslie